SECURITIES AND EXCHANGE COMMISSION

			    Washington, D.C.  20549

			       ----------------
				   FORM 8-K

				CURRENT REPORT
			PURSUANT TO SECTION 13 OR 15(D)
		    OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): December 13, 1995

		       PIEDMONT MANAGEMENT COMPANY, INC.
	  (Exact name of registrant as specified in its charter)


      Delaware                        0-3578                 13-2612123
(State or other jurisdiction        (Commission             (IRS Employer
  of incorporation)                   File No.)          Identification No.)



   80 Maiden Lane, New York, New York                      10038
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (212) 363-4650



	______________________________________________________________
	(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant.

	  On December 13, 1995, Piedmont Management Company Inc., a Delaware corporation (the "Company"), merged with and into Chartwell Re Corporation, a Delaware corporation ("Chartwell"), with Chartwell being the corporation surviving the merger. The merger was consummated pursuant to an Agreement and Plan of Merger dated as of August 7, 1995, as amended as of November 9, 1995 between Piedmont and Chartwell (as amended, the "Merger Agreement").

	 Under the terms and conditions of the Merger Agreement, each share of Piedmont common stock, par value $.50 per share (the "Piedmont Common Stock") issued and outstanding (other than shares owned by Piedmont or any of its subsidiaries or Chartwell or any of its subsidiaries, all of which will be cancelled) was converted into the right to receive approximately .5656 shares of Chartwell common stock, par value $.01 per share (the "Chartwell Common Stock"). There were 5,487,887 shares of Piedmont common stock outstanding immediately prior to the merger. As of the time of the merger, the Chartwell Common Stock was not publicly traded. Immediately subsequent to the Merger, the former holders of Piedmont Common Stock hold approximately 45.25% of the aggregate number of shares of Chartwell Common Stock outstanding.

	 Pursuant to the Merger Agreement, the directors of the merged entity are Richard E. Cole, the Chairman and Chief Executive Officer of Chartwell, Steven J. Bensinger, the President of Chartwell, and Jacques Q. Bonneau, the Executive Vice President and Chief Underwriting Officer of Chartwell, six additional persons who were directors of Chartwell immediately prior to the merger (Bruce W. Schnitzer, David J. Callard, Stephen L. Green, Greg S. Feldman, Frank E. Grzelecki and John Sagan), and four persons who were directors of Piedmont immediately prior to the Merger (Messrs. DeMichele, Miller, L. Richardson, Jr. and S. Richardson).

	 In connection with the merger, Chartwell entered into a Stockholders Agreement dated as of December 13, 1995 (the "Stockholders Agreement") with certain of its stockholders (the "Chartwell Stockholders") and with certain of the Piedmont stockholders (the "Piedmont Stockholders"). Among other things, the Stockholders Agreement contains provisions giving certain Piedmont Stockholders signing the agreement certain rights with respect to representation on the Chartwell Board of Directors following the merger.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (a)  Financial Statements of Business Acquired

	 None.

  (b)    Pro Forma Financial Information

	 None.

  (c)  Exhibits

	       Agreement and Plan of Merger dated as
	       of August 7, 1995, as amended as of
	       November 9, 1995.*

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*        Incorporated herein in its entirety by reference to Exhibit 2.1 of
Amendment No. 1 to the Company's Registration Statement on Form S-1, dated November 9, 1995 and filed with the Commission (Registration No. 62919).


				 EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit          Page

99.1           Agreement and Plan of Merger dated as       *
	       of August 7, 1995, as amended as of
	       November 9, 1995.

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*        Incorporated herein in its entirety by reference to Exhibit 2.1 of
Amendment No. 1 to the Company's Registration Statement on Form S-1, dated November 9, 1995 and filed with the Commission (Registration No. 62919).




				       SIGNATURE


	       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


				    PIEDMONT MANAGEMENT COMPANY, INC.


				    By /s/ Peter Palenzona
				       ---------------------------------
					Name: Peter Palenzona
					Title: Executive Vice President


As of December 13, 1995